Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-QSB of Winmax Trading Group, Inc. (the "Company") for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      o the Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


      June 23, 2004

      By: /s/ Gerald E. Sklar
      -----------------------
      Gerald E. Sklar, President, Chief Executive Officer,
      Chief Financial Officer and Principal Accounting Officer